                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 15, 1997


                         HOME EQUITY LOAN TRUST 1997-B
                         -----------------------------

             (Exact name of registrant as specified in its charter)



        Minnesota                     33-55853                  Applied for
------------------------------       ------------            ------------------
(State or other jurisdiction         (Commission               (IRS employer
      of incorporation)             file numbers)            identification no.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
--------------------------------------------------------------------------------
 (Address of principal executive offices)                    (Zip code)



      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------



                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

          Item 5.   Other Events.
                    ------------

                    Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on August 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
                    6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

          Item 7.   Financial Statements and Exhibits
                    ---------------------------------

                    (c)  Exhibits.

                         The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                         Exhibit No.     Description
                         -----------     -----------

                            99.1         Monthly Report delivered to
                                         Certificateholders on
                                         August 15, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 1997


                                     HOME EQUITY LOAN TRUST 1997-B

                                     By  GREEN TREE FINANCIAL CORPORATION
                                         as Servicer with respect to the Trust


                                     By: /s/Phyllis A. Knight
                                         --------------------------------------
                                         Phyllis A. Knight
                                         Vice President and Treasurer

                               INDEX TO EXHIBITS


Exhibit
Number                                                              Page
------                                                              ----

 99.1           Monthly Report delivered to Certificateholders        5
                on August 15, 1997.